UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 4, 2006 (May 1, 2006)

Janus Capital Group Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15253	43-1804048
(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification Number)

151 DETROIT STREET

DENVER, COLORADO 80206

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code

(303) 691-3905

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

Effective May 1, 2006, Janus Capital Group Inc. (the “Company”) entered into Change in Control Agreements with the following executive officers of the Company:  Gary D. Black, Chief Executive Officer and Chief Investment Officer, John H. Bluher, Executive Vice President, Chief Public Affairs Officer and General Counsel, Dominic C. Martellaro, Executive Vice President and Managing Director of Janus Global Advisors, and John W. Zimmerman, Executive Vice President and Managing Director of Janus Institutional Asset Management.

Pursuant to the terms of the Change in Control Agreement, each of the above executive officers is entitled to the following severance benefits if his employment is terminated by the Company (other than for cause) or he terminates his employment for “good reason” within two years following a change in control of the Company: (i) two times annual cash compensation earned in the 12 months immediately preceding the termination of employment (or if higher, in the 12 months immediately preceding the change in control); (ii) two times the value of the Company’s contributions made on behalf of the executive officer to the Company’s 401(k), Profit Sharing, and ESOP in the 12 months prior to termination of employment (or if higher, in the 12 months prior to the change in control); (iii) continued medical, dental and vision insurance benefits for 24 months; and (iv) outplacement services for three months. The Company will make a gross-up payment (if necessary) to ensure that the executive officer receives the after-tax benefit he would have received had the payments not been subject to the excise tax under Section 4999 of the Code.

Copies of the Change in Control Agreements are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, and are incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of such exhibits.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits.

10.1	Change of Control Agreement by and between Janus Capital Group Inc. and Gary D. Black dated as of May 1, 2006
10.2	Change of Control Agreement by and between Janus Capital Group Inc. and John H. Bluher dated as of May 1, 2006
10.3	Change of Control Agreement by and between Janus Capital Group Inc. and Dominic C. Martellaro dated as of May 1, 2006
10.4	Change of Control Agreement by and between Janus Capital Group Inc. and John W. Zimmerman dated as of May 1, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Capital Group Inc.

Date: May 4, 2006	By:	/s/ Gregory A. Frost
Gregory A. Frost
Senior Vice President and
Controller

EXHIBIT INDEX

Exhibit No.	Document

10.1	Change of Control Agreement by and between Janus Capital Group Inc. and Gary D. Black, dated as of May 1, 2006

10.2	Change of Control Agreement by and between Janus Capital Group Inc. and John H. Bluher, dated as of May 1, 2006

10.3	Change of Control Agreement by and between Janus Capital Group Inc. and Dominic C. Martellaro, dated as of May 1, 2006

10.4	Change of Control Agreement by and between Janus Capital Group Inc. and John W. Zimmerrman, dated as of May 1, 2006